Exhibit 10(a)

Page 157

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                                     - 1 -

                            ASSET PURCHASE AGREEMENT

          This Asset Purchase Agreement ("Agreement") is made and entered into as of May 24, 1995, by and between COMSAT Video Enterprises, Inc., a Delaware corporation ("Buyer"), and Le Club de Hockey Les Nordiques, Societe en Commandite (Limited Partnership) ("Seller").

          WHEREAS, Seller is engaged in the business (the "Business") of operating two professional hockey teams playing under franchises with the National Hockey League (the "NHL") and the American Hockey League (the "AHL"); and

          WHEREAS, Seller wishes to sell to Buyer, and Buyer wishes to purchase from Seller, certain of Seller's assets and properties, subject to the assumption by Buyer of certain of the liabilities and obligations of Seller, all pursuant to the terms and conditions hereinafter set forth; and

          WHEREAS, Buyer would then relocate the professional hockey team playing under the NHL franchise to Denver, Colorado.

          NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration given and received by each party, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                               ACQUISITION ASSETS

          1.1 Assets to be Conveyed. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as hereinafter defined) Seller shall convey, transfer, assign, sell and deliver to Buyer, and Buyer shall acquire, accept and purchase from Seller, the following assets (collectively, the "Acquisition Assets"):

          (i) From the Closing Date, the right to membership and franchise in the NHL, to the full extent provided by the NHL Constitution, By-laws and rules (the "NHL Rules") (collectively, the "NHL Franchise"), including, without limitation: (a) Seller's right, title and interest in and to the National Hockey League Reserve Fund; (b) Seller's shares in National Hockey League Enterprises, Inc. ("NEI"); (c) Seller's shares in Intra-Continental Ensurer, Ltd. ("ICE"); and (d) Seller's right, title and interest in and to all claims, causes of action, choses in action, rights of recovery and rights of set-off of any kind, against any person or entity, which are owned or controlled by the NHL or its members as a collectivity of the NHL including, without

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limitation, any such liens, security interests,  pledges or other rights to payment or to enforce payment; provided, however, that Seller shall remain owner of all such right, title and interest in any and all amounts due, receivable or payable prior to the Closing Date even if paid after the Closing Date;

          (ii) From the Closing Date, the right to membership and franchise in the AHL, to the full extent provided by the AHL Constitution, By-laws and rules (the "AHL Rules") (collectively, the "AHL Franchise"), including, without limitation: (a) Seller's right, title and interest in and to the membership equity of the AHL; and (b) Seller's right, title and interest in and to all claims, causes of action, choses in action, rights of recovery and rights of set-off of any kind, against any person or entity, which are owned or controlled by the AHL or its members as a collectivity of the AHL including, without limitation, any such liens, security interests, pledges or other rights to payment or to enforce payment; provided, however, that Seller shall remain owner of all such rights, title and interest in any and all amounts due, receivable or payable prior to the Closing Date even if paid after the Closing Date;

          (iii)  All of the  agreements,  contracts  and  leases  listed on
Schedule 1.1(iii) (collectively, the "Assumed Contracts"): (a) those employment agreements and contracts with hockey players, coaches, assistant coaches, trainers, scouts, and team staff listed on Schedule 1.1(iii) and in effect on the Closing Date; and (b) those agreements related to the operation of the AHL franchise in Cornwall, Quebec listed on Schedule 1.1(iii) and in effect on the Closing Date;

          (iv) Those books, records, ledgers, files, documents, correspondence, whether in printed or written form or stored in an electronic medium, relating to the operations of the AHL Franchise in Cornwall and related to the NHL franchise and reasonably necessary to the operation of the NHL Franchise in Denver, (collectively, "Books and Records"), including, without limitation: (a) all records and lists, if any, pertaining to the customers, suppliers or personnel of Seller in connection with the AHL Franchise; and (b) all books, ledgers, files, documents, correspondence and operating records of every kind maintained by Seller in connection with the AHL Franchise in Cornwall.

          (v) To the extent  assignable,  the insurance policy described on
Schedule 1.1(v) as required by the NHL (the "Insurance Policy"); and

          (vi) To the extent assignable, all rights under or pursuant to all warranties, representations and guarantees made by suppliers in connection with the Acquisition Assets.

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          1.2  Excluded  Assets.  For  greater  certainty,  Seller  is  not selling, and Buyer is not purchasing, pursuant to this Agreement any assets of Seller not identified in Section 1.1, including, without limitation, the following, all of which shall be retained by Seller (collectively, the "Excluded Assets"):

          (i) Any rights, title and interest in any and all amounts, of any kind, due, receivable or payable to Seller prior to the Closing Date, even if paid after the Closing Date, by the NHL, AHL, NEI or ICE with respect to the operations of the Business, and specifically including any rights to the future payment of expansion fees to the AHL as set forth on Schedule 1.2(i);

          (ii) All accounts and notes receivable (whether current or noncurrent) arising in connection with the operations of the Business prior to the Closing Date; and

          (iii) any and all amounts receivable pursuant to those disputes listed on Schedule 1.2(iii) which are resolved by the NHL's arbitration process or before any court as pursued by the Buyer on behalf of the Seller at the sole cost of Seller.

          1.3 Assumed Obligations. Upon the terms and subject to the conditions contained herein, at the Closing, Buyer shall assume and shall thereafter pay, perform and discharge when due the following, and only the following, liabilities and obligations of Seller (collectively, the "Assumed Obligations"):

          (i) All obligations and liabilities accruing, arising out of, or relating to events or occurrences happening on or after the Closing Date or resulting from the transaction contemplated herein under the Assumed Contracts, including (a) any unpaid amounts in U.S. dollars on the basis required by the NHL and the AHL without liability to Seller under the Assumed Contracts listed on Schedule 1.3(i) or which have not become due until on or after the Closing Date, (b) payment of players' remuneration and benefits from the Closing Date, in U.S. dollars on the basis required by the NHL and the AHL without liability to Seller, (c) all obligations and liabilities which are the responsibilities of a transferee club under the NHL Rules, the AHL Rules, the Collective Bargaining Agreement between the NHL and the National Hockey League Players' Associations ("NHLPA") (the "NHL CBA") and the Collective Bargaining Agreement between AHL and the
Professional Hockey Players Association (the "AHL CBA"), and (d) any liabilities arising out or players' injuries or physical condition whether resulting from events or occurrences before or after the Closing Date; but specifically excluding for purposes of this Section 1.3(i) any other deferred compensation or other obligations or liabilities which arise out of or result from any action or inaction in breach or default of the Assumed Contracts,

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the NHL Rules, AHL Rules, NHL CBA or AHL CBA which occurred prior to the Closing Date;

          (ii) All obligations and liabilities which relate to or arise out of the operations of the AHL Franchise in Cornwall, or the transfer of the NHL Franchise to Denver, Colorado, or the operations of the NHL Franchise under the NHL Rules, AHL Rules, NHL CBA or AHL CBA in each case commencing on and after the Closing Date; provided, however, that Buyer shall assume the following liabilities related to the transfer fee to be payable to the NHL for the transfer of the NHL Franchise and Buyer's contingent obligation to share with the NHL revenues in an amount equal to U.S.$8,000,000, payable on the following basis: (A) on or about the Closing, Seller shall pay the NHL U.S.$4,000,000 toward the transfer, and the NHL shall repay such amount to Seller out of proceeds from fees paid to the NHL by expansion teams and otherwise due to Buyer as its share of such fees, and from amounts repaid to the NHL by Buyer from proceeds received during the two years following the Closing, in the amount of U.S.$1,000,000 per expansion team, (B) the NHL shall retain out of proceeds from fees paid to the NHL by expansion teams entering the NHL and otherwise due to Buyer as its share of such fees, the amount of U.S.$2,000,000 per expansion team, up to a maximum of U.S.$8,000,000, out of which the NHL shall reimburse Seller $1,000,000 per expansion team, except that during the first two years following the Closing, Buyer shall receive its entire share of such proceeds, and owe U.S.$2,000,000 per expansion team to the NHL on the second anniversary of the Closing for distribution as described herein, and
(C) Buyer agrees that the NHL's right to retain any such amounts, and the NHL's obligation to reimburse any such amounts to Seller, shall be irrevocable and survive any sale of the NHL Franchise and be binding upon the transferee, provided that Buyer shall incur no liability if the NHL refuses to agree to do so; and provided, further, that Buyer shall assume responsibility with respect to the NHL, but shall not assume any financial obligations or liabilities which shall remain the responsibilities of Seller, for those claims set forth on Schedule 1.2(iii) such that such actions may be pursued on behalf of Seller before the NHL's arbitrator or any court.

          (iii) All liabilities and obligations arising out of any and all claims, causes of action, choses in action, rights of recovery and rights of set-off of any kind, against the NHL or its members (including the Seller) as a collectivity before, on or after the Closing Date, including, without limitation, any such liabilities and obligations listed in Schedule 1.3(iii) provided, however, that Seller shall be responsible for any liabilities arising out of any such claims or other rights which have been finally resolved prior to the Closing Date but not yet assessed by the NHL. For the absence of doubt, the litigation between the NHL and the NHLPA regarding pension benefits and referred to as the Bathgate litigation is deemed to be

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          finally resolved,  notwithstanding any ongoing appeals or actions against the NHL's counsel or advisors on that matter.

          1.4 No Other Debt, Obligations or Liabilities Assumed. Notwithstanding any other provision of this Agreement, but except as expressly set forth in Section 1.3, Buyer shall not assume, or otherwise be liable or responsible for, any of the debts, obligations or liabilities of Seller of any kind or nature whatsoever, whether actual or contingent, matured or unmatured, liquidated or unliquidated, or known or unknown, whether arising out of occurrences prior to, at or after the date hereof specifically including, without limitation, any liability of Seller resulting from entering into, performing its obligations pursuant to, or consummating the transactions contemplated by, this Agreement (collectively, the "Excluded Liabilities").

                                 ARTICLE 2

                              PURCHASE PRICE

          2.1 Purchase Price. Upon the terms and subject to the conditions set forth herein, Buyer shall pay and deliver to Seller for the sale, transfer, conveyance and delivery of the Acquisition Assets, at the Closing, by wire transfer of immediately available funds to an account designated in writing by Seller at least five (5) business days prior to the Closing Date, cash in the amount of U.S.$75,234,190 (the "Purchase Price").

          2.2 Allocation of Purchase Price. Buyer and Seller shall agree upon the allocation of the Purchase Price among the Acquisition Assets and other assets acquired from Seller, if any, as required by Section 1060 of the Internal Revenue Code of 1986, as amended (the "Code"). Buyer and Seller shall timely report the amount of the Purchase Price and the manner of its allocation in accordance with applicable law. Buyer agrees to allocate not more than 45% of the Purchase Price to the players' contracts.

          2.3 Closing Costs; Transfer Taxes and Fees. Seller shall be responsible for any documentary and transfer taxes and any sales, use or other taxes imposed by any Canadian federal, provincial or local authorities by reason of the transfers of the Acquisition Assets provided hereunder and any deficiency, interest or penalty asserted with respect thereto. Buyer shall be responsible for any documentary and transfer taxes and any sales, use or other taxes imposed by any United States federal, state, or local authorities by reason of the transfers of the Acquisition Assets provided hereunder and any deficiency, interest or penalty asserted with respect thereto. Buyer represents to Seller that it is a non-resident of Canada, that it is not registered for purposes of any Canadian federal or provincial sales tax and that it is not operating a business in Canada. If necessary, Seller will provide to Buyer all forms necessary for the payment of GST with respect to

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          the AHL assets, and Buyer will pay any tax due and seek a refund.
If Buyer does not receive a refund of all amounts paid, then Seller shall indemnify Buyer accordingly.

                                 ARTICLE 3

                                  CLOSING

          3.1 Closing Place and Date; Effective Date. The closing of the transactions contemplated hereby ("Closing") shall be held at 10:00 a.m. local time, on July 1, 1995, at the offices of Buyer in Bethesda, Maryland, or at such other time and place as Buyer and Seller may agree to in writing; provided, however, that either party may, in its sole discretion, require the other party to agree to a closing on any day between July 1, 1995 and July 15, 1995. If the Closing is postponed under this Section, then notwithstanding the date to which it is postponed, the effective date of the Closing shall be July 1, 1995, and July 1, 1995 shall be the Closing Date for purposes of this Agreement.

          3.2 Closing. Subject to the satisfaction or waiver of the conditions set forth in Articles 8, 9 and 10, as the case may be, to effect the sale and transfer referred to in Section 1.1 hereof, at the Closing, Seller and Buyer shall perform the following:

          (i) Seller shall execute and deliver the following conveyancing documents: (a) the assignment in the form set forth in Exhibit 3.2(i)(a) of the Acquisition Assets; (b) such termination statements, releases or other documents, if any, duly executed by Seller, as will enable Seller to convey the Acquisition Assets to Buyer free and clear, as of the Closing Date, of any claim, lien, pledge, option, charge, security interest, deed of trust, mortgage, encumbrance or other right of third parties (collectively, "Encumbrances") entered into by Seller or otherwise existing and not being assumed by Buyer; and (c) such other deeds, bills of sale, certificates, endorsements, assignments and other instruments of transfer and conveyance as shall be reasonably necessary in the opinions of Buyer's and Seller's counsel, to transfer all of Seller's right, title and interest in the Acquisition Assets to Buyer, subject only to the Assumed Obligations;

          (ii) Buyer shall execute and deliver the assumption in the form set forth in Exhibit 3.2(ii) providing for the assumption by Buyer of the Assumed Obligations;

          (iii) Seller shall deliver to Buyer originals, or copies if the originals have been filed with the NHL Central Registry, of all of the Assumed Contracts, Books and Records and the Insurance Policy included in the Acquisition Assets;

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          (iv)  Seller  shall  deliver  to Buyer  certified  copies  of the authorizations referred to in Section 9.3;

          (v) Seller shall deliver to Buyer the opinion of counsel of Seller referred to in Section 9.6;

          (vi) Seller shall deliver to Buyer the certificates of good standing referred to in Section 9.5;

          (vii) Seller shall deliver to Buyer the closing certificate referred to in Section 9.7 in the form set forth in Exhibit 3.2(vii);

          (viii) Buyer and Seller shall execute and deliver the guarantee indemnification agreement described in Section 12.3 in the form set forth in Exhibit 12.3 (the "Guarantee Indemnification Agreement");

          (ix)  Buyer  shall  deliver to Seller the  payment  specified  in
Section 2.1;

          (x) Buyer shall deliver to Seller certified copies of the authorizations referred to in Section 10.3;

          (xi) Buyer shall deliver to Seller the opinion of counsel of Buyer referred to in Section 10.5;

          (xii) Buyer shall deliver to Seller the certificates of good standing referred to in Section 10.4;

          (xiii) Buyer shall deliver to Seller the closing certificate referred to in Section 10.6 in the form set forth in Exhibit 3.2(xiii).

          3.3 No Equitable Conversion. Prior to the Closing, and unless the Closing occurs, neither the execution of this Agreement nor the performance of any provision contained herein shall cause Buyer to become liable for
(i) the operations of the Business or any other business of Seller; (ii) the condition of the Acquisition Assets; or (iii) compliance with any laws, requirements or regulations of, or taxes, or assessments or other charges now or hereafter due to, any governmental authority with respect to the Business or the Acquisition Assets.

          3.4 Risk of Loss. Except for the AHL Franchise (and other assets referred to in Section 1.1(ii)) and for the lease with the City of Cornwall which are covered by the provisions of Section 6.4(iii), in the event that Buyer receives notice that either all of the other Acquisition Assets, or a portion of the Acquisition Assets the absence of which would materially adversely impair the ability of the NHL Franchise to operate in Denver, it being understood that the failure of one or more parties to honor their


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          obligations  under Assumed  Contracts shall not be deemed to have such a material adverse effect, are not available to be transferred at the Closing, whether or not as a result of Seller's breach of this Agreement, Buyer shall be entitled to elect within five (5) days of written notice thereof to either (i) terminate this Agreement, in which case each party hereto shall pay its own expenses, or (ii) pursue the transactions contemplated herein without reduction in the Purchase Price.

                                 ARTICLE 4

                      REPRESENTATIONS AND WARRANTIES

                                 OF SELLER

          As a material inducement to Buyer to enter into this Agreement and consummate the transactions contemplated hereby, Seller hereby represents and warrants to Buyer as set forth in this Article 4, except as otherwise set forth on the schedule attached hereto as Schedule 4 (the "Disclosure Schedule"), which representations and warranties are, as of the date hereof, and will be, as of the Closing Date, true and correct. As used in this Article 4, the term "best knowledge" shall mean to the actual knowledge of the party without obligation to make any search or enquiry and shall include the actual knowledge of the partners, officers and directors of Seller listed on Section 4.1(a) of the Disclosure Schedule; provided, however, that no person shall incur any personal liability to Buyer by reason of his name being included on Section 4.1(a) of the Disclosure Schedule.

          4.1 Organization and Qualification. Seller is a limited partnership duly organized, validly existing, and in good standing under the laws of the Province of Quebec, with full power and authority to own its properties and to conduct its business in the manner and in the places where such properties are now owned and such business is now conducted. Seller has previously provided copies of the Seller's declaration of limited partnership which is accurate and complete.

          4.2 Authorization. Subject to Section 4.3 hereof, Seller has full right, power and authority to own, lease and operate the Acquisition Assets, to execute, deliver and enter into this Agreement and each of the agreements, documents and instruments contemplated by this Agreement (collectively, the "Ancillary Agreements"), to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. This Agreement and the Ancillary Agreements have been duly and validly authorized by all necessary partnership or similar corporate action, including, without limitation, authorizations of Seller's partners, which authorizations remain in full force and effect. This Agreement constitutes, and each of the Ancillary Agreements when executed and


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delivered  will  constitute,  a valid and binding  obligation  of
Seller enforceable against Seller in accordance with their respective terms.

          4.3 Approvals and Consents. Except as set forth in Section 4.3 of the Disclosure Schedule, no authorization, consent or approval of or notification to any Canadian federal, provincial or local public body or authority or from any third party is necessary for the consummation by Seller of the transactions contemplated by this Agreement or the Ancillary Agreements, and, to the best knowledge of Seller, no authorization, consent or approval of or notification to any United States federal, state or local public body or authority is necessary for the consummation by Seller of the transactions contemplated by this Agreement or the Ancillary Agreements.

          4.4 No Conflict or Violation. Except for any breaches, violations, defaults or Encumbrances which will not prevent the Buyer from consummating the transactions contemplated by this Agreement or which may not result in any action, suit, claim, proceeding, demand, assessment or enforcement action against the Buyer ("Adverse Claim") as a result of Buyer entering into this Agreement or consummating such transactions, neither the execution and delivery of this Agreement and the Ancillary Agreements, nor consummation by Seller of the transactions contemplated hereby and thereby, nor compliance with any of the provisions hereof or thereof will (a) conflict with or result in a breach or violation of, or default under, any of the terms, conditions or provisions of (i) except for the lease referred to in Section 4.4 of the Disclosure Schedule, any agreement or other instrument or any obligation to which Seller is a party or by which it is bound; (ii) Seller's organizational documents; or (iii) any judgment, order, injunction, decree, statute, rule or regulation applicable to Seller or any of its assets or properties; (b) violate or result in a failure to comply with any laws, common laws, statutes, rules, regulations, ordinances, codes or other requirements of any United States or Canadian federal, state, provincial or local governments and all agencies or instrumentalities thereof applicable to Seller; or (c) impose any Encumbrance on any of the Acquisition Assets.

          4.5 Compliance With Laws and Franchises. Seller holds all licenses, franchises, permits and authorizations necessary for the lawful conduct and operation of the Acquisition Assets. Except for any violations which will not prevent the Buyer from consummating the transactions contemplated by this Agreement or which may not result in any Adverse Claim as a result of Buyer entering into this Agreement or consummating such transactions Seller has not violated, and is not in violation of, any applicable statutes, laws, ordinances, rules and regulations applicable to the Business (including, without limitation, any of the foregoing related to employment discrimination, occupational safety, environmental protection, conservation, antitrust or unfair


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                                  - 10 -

competition,   labor  practices  or  corrupt  practices)  of  all
federal, provincial, state and local governmental bodies, agencies and subdivisions thereof having jurisdiction over the Business and Seller is in full compliance with the duties and obligations imposed by the NHL Rules and the AHL Rules. Seller has not received any notice within three (3) years of the date hereof of any violation or noncompliance described in this Section 4.5.

          4.6 Financial Information. Section 4.6 of the Disclosure Schedule contains certain unaudited financial information related to the operations of the AHL Franchise. The foregoing financial information (i) was prepared in accordance with the books and records of Seller; and (ii) fairly and accurately present those costs of operations for the fiscal year 1993-94.

          4.7 Absence of Certain Changes or Events. Except for any changes, events or matters which will not prevent the Buyer from consummating the transactions contemplated by this Agreement or which may not result in any Adverse Claim as a result of Buyer entering into this Agreement or consummating such transactions, since June 30, 1994, there has not been (i) any material adverse change in the Acquisition Assets; (ii) any damage, destruction or loss, whether covered by insurance or not, materially and adversely affecting the Acquisition Assets; (iii) except in the ordinary course of business and in a manner consistent with past practices, any increase in the compensation payable or to become payable by Seller to any employee or player employed under an Assumed Contract, or any increase in any bonus, insurance, pension or other employee benefit plan, payment or arrangement made to, for or with any employee or player employed under an Assumed Contract; (iv) any labor dispute, other than routine matters, none of which is material with respect to the players or employees employed under an Assumed Contract, other than those referred to in Section 4.7 of the Disclosure Schedule; (v) except in the ordinary course of business and in a manner consistent with past practices, any termination, amendment, assignment or other transfer of any Assumed Contract; (vi) any other transaction not in the ordinary course of business and affecting the Acquisition Assets; (vii) any material change in the manner of keeping the books, accounts or records with respect to the Acquisition Assets; or
(viii) any agreement to do any of the things described in this Section 4.7.

          4.8 Title to Acquisition Assets. Subject to any provisions of the NHL Rules, the AHL Rules, the NHL CBA and the AHL CBA, Seller has, and will have at the time of Closing, good and marketable title to each of the Acquisition Assets, and the Acquisition Assets are, except for any Encumbrances or claims which will not prevent the Buyer from consummating the transactions contemplated by this Agreement or which may not result in any Adverse Claim as a result of Buyer entering into this Agreement or consummating such transactions , free and clear of all Encumbrances and claims of any kind or nature whatsoever and, upon delivery to

Buyer of the instruments of transfer of ownership contemplated by this Agreement, Buyer will acquire good title to the Acquisition Assets, free and clear of all Encumbrances.

          4.9 Contracts. (i) Section 4.9 of the Disclosure Schedule contains true and complete copies of the Assumed Contracts. Except as set forth in Section 4.9 of the Disclosure Schedule, each Assumed Contract is valid and in full force and effect and is a valid and binding agreement of the Seller and, to Seller's best knowledge, of each other party thereto. Seller has duly performed its obligations required pursuant to each Assumed Contract to have been performed by Seller on its part prior to the date hereof, and Seller has no reason to believe that it will not be able to fulfill, when due, all of Seller's material obligations under the Assumed Contracts which remain to be performed after the date hereof prior to Closing. No violation, default or breach of any Assumed Contracts by Seller or, to the best knowledge of Seller, any other party has occurred and neither Seller nor any other party has repudiated any provisions thereof.

          (ii) Seller is not a party to, nor are any of the Acquisition Assets bound by, any agreement or arrangement which is or would be materially adverse to the operations, assets, prospects or financial condition of the Acquisition Assets.

          4.10 Litigation. Except as set forth in Section 4.10 of the Disclosure Schedule and except for any claims, actions, suits, proceedings or arbitration which will not prevent the Buyer from consummating the transactions contemplated by this Agreement or which may not result in any Adverse Claim as a result of Buyer entering into this Agreement or consummating such transactions, there are no claims, actions, suits or proceedings pending or, to Seller's best knowledge, threatened against Seller, its partners or any of its employees, players or coaches, or relating to this Agreement or the transactions contemplated hereby or to the Business or the Acquisition Assets, at law or in equity or before or by any federal, state, local or foreign court or other governmental department, commission, board, agency, instrumentality or authority, nor any arbitration proceedings, nor, to Seller's best knowledge, is there any basis for any claim. Except for any judgments, orders, writs or decrees which will not prevent the Buyer from consummating the transactions contemplated by this Agreement or which may not result in any Adverse Claim as a result of Buyer entering into this Agreement or consummating such transactions, Seller is not subject to any judgment, order, writ, injunction or decree of any court or governmental body.

          4.11 Taxes. Except for any nonfiling or nonpayment which will not prevent the Buyer from consummating the transactions contemplated by this Agreement or which may not result in any Adverse Claim as a result of Buyer entering into this Agreement or consummating such transactions, Seller has filed all tax returns and reports (including with respect to payroll) required to be filed with respect to the Acquisition Assets or the Business and paid all taxes, including penalties, interest and assessments, required to be paid with respect to any of the Acquisition Assets or the Business, or adequate provision for the payment thereof has been made.

          4.12 NHL and AHL Franchises. Each of the Seller's NHL Franchise and AHL Franchise is valid and in full force and effect. Seller has duly performed its obligations required pursuant to each of the franchises to have been performed by Seller on its part prior to the date hereof, and Seller has no reason to believe that it will not be able to fulfill, when due, all of Seller's material obligations under the franchises which remain to be performed by Seller after the date hereof prior to Closing. No violation, default or breach of either the NHL Franchise or the AHL Franchise by Seller or, to the best knowledge of Seller, any other party has occurred and neither Seller nor, to the best knowledge of Seller, any other party has repudiated any provisions thereof.

          4.13 Brokers. No person or entity is entitled to any brokerage commission, finder's fee or like payment from Seller or Buyer in connection with the transactions contemplated by this Agreement other than as may be due to agreements or commitments made by Buyer.

          4.14 Employees; Labor Matters. On or before June 1, 1995, Seller will provide to Buyer a list of all employees (other than players) who are employed by Seller under the Assumed Contracts, together with their base salary and bonus paid or payable for the most recent fiscal year, and the date upon which such compensation was last varied or increased, title, original date of hire and vacation benefits, and any agreed to current or future benefits or compensation of such employees. Except as set forth in this Agreement and in the Disclosure Schedule (including Section 4.10 of the Disclosure Schedule) and except as will not prevent the Buyer from consummating the transactions contemplated by this Agreement or may not result in any Adverse Claim as a result of Buyer entering into this Agreement or consummating such transactions: (i) there is no union other than the NHLPA and the Professional Hockey Players Association representing the interests of any of Seller's employees and, to the best knowledge of Seller, there are no employees of Seller seeking or attempting to organize union representation; (ii) there are neither pending nor, to the knowledge of Seller, threatened any strikes, work stoppages, work disruptions or employment disruptions by any of the employees of Seller that would materially impair the operations, prospects or financial condition of the Acquisition Assets; (iii) to the best knowledge of Seller, there are neither pending nor threatened any suits, actions, administrative proceedings, hearings, arbitrations or other proceedings between Seller and any of its employees involving a claim of $50,000 or more; (iv) with respect to its employees,  to the best knowledge of Seller, during the past five
(5) years Seller (A) has complied with all Canadian federal, provincial, state and local laws and regulations relating to the employment of labor, including any provisions thereof relating to wages, hours, collective bargaining and the payment of social security and similar taxes, (B) is not liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing, and (C) has not committed any unfair labor practices; and (v) to the best knowledge of Seller, none of its employees has filed any complaint relating to Seller's employment of its employees with any governmental or regulatory authority or brought any action in law or in equity with respect thereto.

          4.15 Employee Benefit Plans. Except as will not prevent the Buyer from consummating the transactions contemplated by this Agreement or may not result in any Adverse Claim as a result of Buyer entering into this Agreement or consummating such transactions, or except as expressly set forth in the Assumed Contracts: (i) Seller does not maintain or contribute to, have any obligation to contribute to, and has not incurred any material liability that was not satisfied to any employee benefit plan, program, scheme or arrangement (including, without limitation, any "employee benefit plans" as defined in Section 3(3) of Employee Retirement Income Security Act of 1974, as amended, or any similar or corresponding Canadian federal, provincial or local statute or regulation ("ERISA")) (collectively, the "Employee Benefit Plans"); (ii) No Employee Benefit Plan has been terminated so as to, and, to the best knowledge of Seller, no proceeding is pending or threatened which would, directly or indirectly, subject any of the Acquisition Assets to the imposition of any lien under Title IV of ERISA; (iii) Seller has not incurred any "withdrawal liability" (within the meaning of Section 4201(a) of ERISA) which has not been discharged in full prior to the date hereof; (iv) With respect to any Employee Benefit Plan which is subject to the funding requirements of either Section 412 of the Code or 302 of ERISA, Seller has not failed to timely make any contribution thereto that would result in the imposition of a lien on the Acquisition Assets if not timely made; (v) Seller has not made any guarantees or endorsements of the debts or obligations of any employees or former employees by the Seller; and (vi) Seller does not have any obligation to indemnify any person by reason of the fact that such person was a partner, trustee, officer, employee or agent of Seller or was serving at the request of Seller as a partner, trustee, director, officer, employee or agent of another entity.

          4.16 Insurance. The Insurance Policy is in full force and effect and will remain so until the Closing Date.

          4.17 Material Disclosure. Except as will not prevent the Buyer from consummating the transactions contemplated by this Agreement or as may not result in any Adverse Claim as a result of Buyer entering into this Agreement or consummating such transactions, no statement, representation or warranty made by Seller in this Agreement, in any Exhibit hereto, in the Disclosure Schedule, or in any certificate, written statement, list, schedule or other document delivered or to be delivered to Buyer hereunder, contains any untrue statement of a material fact, or fails to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

          4.18 Players' Physical Condition. Except for Claude Lapointe, Seller is not aware of any claims by, or obligations to, any players party to the Assumed Contracts arising out of injuries or illness incurred prior to the Closing Date. Other than the foregoing, and notwithstanding any other representations in this Agreement, Seller has made no other representations with respect to the physical conditions of any parties to the Assumed Contracts.

                                 ARTICLE 5

                      REPRESENTATIONS AND WARRANTIES

                                 OF BUYER

          Buyer hereby represents and warrants to Seller as set forth in this Article 5. As used in this Article 5., the term "best knowledge" shall mean to the actual knowledge of the party without obligation to make any search or enquiry, and shall include the actual knowledge of the officers and directors of Buyer listed on Exhibit 5; provided, however, that no person shall incur any personal liability to Buyer by reason of his name being included on Exhibit 5.

          5.1 Organization and Qualification. Buyer is a corporation duly organized, validly existing and in good standing under the laws of Delaware with full corporate power to own its properties and to carry on its business as now owned and operated by it. Section 5.1 of the Disclosure Schedule contains copies of the Buyer's Articles of Incorporation and Bylaws.

          5.2 Authorization. Except for approval of this Agreement and the transactions contemplated hereby by the Board of Directors of Buyer's ultimate sole shareholder, COMSAT Corporation (the "Shareholder Approval"), Buyer has full right, power and authority to execute, deliver and enter into this Agreement and each of the Ancillary Agreements, to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder, and except for the Shareholder Approval, no approvals, authorizations or consents of any public body or of any other third party are necessary in connection therewith. This Agreement and the Ancillary Agreements have been duly and validly authorized by all necessary corporate action other than the

Shareholder Approval, which authorizations remain in full force and effect. If the Shareholder Approval is obtained, this Agreement will constitute, and each of the Ancillary Agreements when executed and delivered will constitute, a valid and binding obligation of Seller enforceable against Buyer in accordance with their respective terms.

          5.3 Regulatory Approvals. No authorization, consent or approval of or notification to any United States federal, state or local public body or authority is necessary for the consummation by Buyer of the transactions contemplated by this Agreement or the Ancillary Agreements, and, to the best knowledge of Buyer, no authorization, consent or approval of or notification to any Canadian federal, provincial or local public body or authority is necessary for the consummation by Buyer of the transactions contemplated by this Agreement or the Ancillary Agreements.

          5.4 No Conflict or Violation. If the Shareholder Approval is obtained, neither the execution and delivery of this Agreement and the
Ancillary Agreements, nor consummation by Buyer of the transactions contemplated hereby and thereby, nor compliance with any of the provisions hereof or thereof will conflict with or result in a violation of: (i) Buyer's Certificate of Incorporation or By-laws; or (ii) any judgments, orders, injunctions, decrees, laws, statutes, rules, regulations, ordinances, codes or other requirements of any United States, Canadian or foreign federal, state, provincial or local governments and all agencies or instrumentalities thereof.

          5.5 Brokers. No person or entity is entitled to any brokerage commission, finder's fee, or like payment from Seller or Buyer in connection with the transactions contemplated by this Agreement other than as may be due to agreements or commitments made by Seller.

                                 ARTICLE 6

                  OBLIGATIONS AND COVENANTS OF BUYER AND
                        SELLER PRIOR TO THE CLOSING

          Seller hereby covenants to and agrees with Buyer, and Buyer hereby covenants to and agrees with Seller, that between the date hereof and the Closing:

          6.1 Access to Properties and Records. Seller shall give to Buyer and its authorized representatives, reasonable access, during normal business hours and upon reasonable notice throughout the period prior to the Closing Date, to any and all of Seller's premises, properties, contracts, books and records relating to the Acquisition Assets and will cause its officers to furnish to Buyer any and all data and information primarily pertaining to the Acquisition Assets that Buyer shall from time to time reasonably request in order to confirm the continuing accuracy of the representations and warranties set forth in Article 4. In connection with such access, Seller shall permit Buyer to discuss the affairs of the Acquisition Assets with designated employees, officers and directors of Seller; provided, however, that no investigation pursuant to this Section 6.1 or otherwise in connection with this Agreement or the transactions contemplated hereby shall diminish or modify the scope of, or in any manner whatsoever alter the effect of, any representation, certification, warranty, obligation, or agreement of the Seller set forth in this Agreement.

          6.2 Conduct of Business. Except for actions contemplated or required to be taken pursuant to this Agreement, Seller shall conduct its hockey operations from the date hereof through the Closing Date in accordance with prior practice and in the ordinary course of business, and without limiting the generality of the foregoing, Seller shall not, with respect to the Acquisition Assets, except with the prior written consent of
Buyer: (i) enter into any transaction not in the ordinary course of business; (ii) purchase, sell or dispose of any of the Acquisition Assets (including, without limitation, any of the Assumed Contracts); (iii) mortgage, pledge or encumber any of the Acquisition Assets, unless discharged before Closing; (iv) amend, modify, renew or terminate any Assumed Contract, other than in the ordinary course of business and consistent with past practice, or relinquish, forfeit or waive any right or increase any obligation under any Assumed Contract, other than in the ordinary course of business; (v) make any increase in, or any commitment to increase, the compensation payable to any of Seller's players or employees;
(vi) materially alter the manner of keeping its books, accounts or records; or (vii) propose, authorize or commit, arrange or agree in writing or otherwise to take, any of the foregoing actions.

          6.3 Preservation of Organization and Relationships. Seller will use its reasonable efforts to preserve intact the business of the AHL Franchise and to continue operation of the AHL Franchise substantially in accordance with prior practice and will use its best efforts to preserve for Buyer its existing relationships with suppliers, customers and others having business relations with the AHL Franchise. Seller will not do, and will use its best efforts not to permit to be done, any act which would cause the representations and warranties of Seller contained herein to become untrue or inaccurate.

          6.4 Consents; Assumed Contracts. (i) Buyer and Seller will use their respective best efforts to obtain prior to the Closing Date any and all consents and releases required of third parties for the consummation of the transactions contemplated hereby including, without limitation: (a) any necessary consents to the assignment of the Assumed Contracts; and (b) the consents of the NHL and the AHL to the transfers of the franchises. Buyer and Seller shall commence the process of obtaining the consents of the NHL and AHL within five business days of signing this Agreement, and Buyer agrees to cooperate to the fullest extent necessary to obtain such consents, including, without limitation to comply with all reasonable requirements contained in such consents and to provide any and all operating and financial information reasonably required in connection with such consents.

          (ii) Buyer and Seller will give any notices to, make any filings with, and use their respective best efforts to obtain any authorizations, consents and approvals of United States or Canadian federal, provincial, state and local governmental agencies and authorities necessary for the consummation of the transactions contemplated hereby.

          (iii) Notwithstanding any other provisions of this Agreement, the parties agree that the consent of the AHL to the transfer of the AHL Franchise and the consent of the City of Cornwall for the transfer of the lease with the City of Cornwall to Buyer are not essential conditions to this Agreement and the Parties agree to consummate the transactions contemplated by this Agreement (other than those related to such consents) without diminution in the Purchase Price and without indemnification of the Buyer by the Seller if those consents are not obtained. In the event that Seller is unable to obtain the consent to transfer of the AHL Franchise or of the City of Cornwall within one year following the Closing Date, Seller may then elect to sell the AHL Franchise to any other party with respect to whom the necessary consents may be obtained; provided, however, that the proceeds of such sale, if any, shall be remitted to Buyer immediately upon receipt by Seller.

          6.5 Notice of Breaches. Promptly after becoming aware of any event and promptly after receiving any notice which would cause or constitute a material breach of any of the covenants set forth in this
Article 6 or any of the representations and warranties set forth in Article 4, Seller will inform Buyer of such event and will send to Buyer a copy of such notice, and will use its best efforts promptly to remedy or to prevent the occurrence of such breach. If Buyer does not terminate this Agreement pursuant to Section 13.1 within 10 business days after receipt of such written notice, such written notice will be deemed to have amended the relevant disclosure statements set forth in the Disclosure Schedule, to have qualified the representations and warranties contained in Article 4, and to have cured any misrepresentation or breach of warranty that otherwise might have existed hereunder by reason of the subject matter of such notice.

          6.6 Limitation on Solicitation. Until the Closing Date, neither Seller, nor any of its officers, directors, employees, representatives, agents or affiliates, shall, directly or indirectly, recommend, propose, solicit, initiate or promote (or authorize any person or entity to recommend, propose, solicit, initiate or promote) any inquiry, proposal or offer from, or provide any information to, any corporation, partnership, person or other entity or group (other than the Buyer and its affiliates, representatives and agents) concerning any purchase or sale of material assets, merger, reorganization, consolidation, business combination or similar transaction involving the Acquisition Assets (collectively "Solicitation").

          6.7 Further Assurances. Buyer and Seller shall use their respective best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations expeditiously to consummate and make effective the transactions contemplated by this Agreement.

                                 ARTICLE 7

                    OBLIGATIONS AND COVENANTS OF BUYER

                             PRIOR TO CLOSING

          Buyer hereby covenants to and agree with Seller that between the date hereof and the Closing Date:

          7.1 Confidentiality. Subject to Section 11.3, Buyer shall, and shall cause its employees, attorneys, accountants, advisors and other representatives to, keep confidential and not disclose to any person or entity (other than, with appropriate undertakings of confidentiality, their respective employees, attorneys, accountants and other advisers with reasonable need to know such information) all Confidential Information (as defined in Section 11.3) relating to the Seller and the Business obtained by it from Seller in preparation for, or in connection with, this Agreement and the transactions contemplated hereby, and use such information only in connection with such Agreement and transactions; provided that the provisions of this Section 7.1 relating solely to the Business shall cease to apply from and after the Closing. Buyer's obligations under this Section
7.1 shall expire two years from the date hereof.

                                 ARTICLE 8

                        CONDITIONS TO EACH PARTY'S

                           OBLIGATIONS TO CLOSE

          The respective obligation of each party to consummate the transactions contemplated herein shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

          8.1 No Injunction. There shall be no effective injunction, writ, preliminary restraining order or other order of any nature issued by a court of competent jurisdiction directing that the transactions provided for at the Closing not be consummated as contemplated herein.

          8.2 Consents Obtained. Seller shall have received, and furnished copies thereof to Buyer, of the NHL's consent to the assignment and transfer to Buyer of the NHL Franchise, in form and substance substantially similar to the form of consent provided to Buyer, with other reasonable and usual conditions usually requested by the NHL.

                                 ARTICLE 9

                      CONDITIONS PRECEDENT TO BUYER'S

                            OBLIGATION TO CLOSE

          The obligation of Buyer hereunder to consummate the transactions contemplated by this Agreement are expressly subject to the satisfaction, on or prior to the Closing Date, of each of the conditions set forth below. Buyer may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Buyer of any other condition or of any of its rights or remedies, at law or in equity.

          9.1 Representations and Warranties. The representations and warranties of Seller contained in this Agreement and the exhibits, schedules, certificates and other documents delivered by Seller to Buyer pursuant to the provisions of this Agreement shall be true and correct in all material respects on and as of the Closing Date as if made on and as of such date.

          9.2 Performance of Covenants and Agreements. Seller shall have performed in all material respects its agreements and covenants contained in this Agreement required to be performed prior to the Closing Date.

          9.3 Authority. All partnership or similar corporate actions required to be taken by, or on the part of, Seller to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been duly and validly taken by Seller. Buyer shall have received copies of all such authorizations, certified as of the date of the Closing Date as being in full force and effect by the General Partner of Seller.

          9.4 No Adverse Changes. Subject to the provisions of Sections 3.4 and 6.5, between the date of this Agreement and the Closing Date there shall not have occurred any damage, destruction, or loss of all or any material portion of the Acquisition Assets, whether or not covered by insurance, which has had a material and adverse effect on the Acquisition Assets.

          9.5 Certificates of Good Standing. Seller shall have delivered to Buyer a certificate of the applicable governmental authority to the effect that Seller is a validly existing limited partnership in good standing under the laws of such jurisdiction.

          9.6 Counsel Opinion. Buyer shall have received an opinion of Seller's counsel in substantially the form set forth in Exhibit 9.6.

          9.7 Closing Certificate. Buyer shall have received a certificate in the form set forth in Section 3.2(vii) executed by Seller's General Partner and dated as of the Closing Date confirming the matters set forth in Sections 9.1, 9.2 and 9.3.

          9.8 Absence of Litigation. There shall not be instituted or pending any action or proceeding before any United States or Canadian federal, provincial, state or foreign court or governmental agency or other regulatory or administrative agency or instrumentality challenging the transactions contemplated by this Agreement, seeking to restrain or prohibit consummation of the transactions contemplated by this Agreement, or seeking to impose any material limitations on any provision of this Agreement.

          9.9 Shareholder Approval. This Agreement and the transactions contemplated hereby shall have been approved by the Board of Directors of COMSAT Corporation, the ultimate sole shareholder of Buyer; provided, however, that such approval shall be obtained prior to May 26, 1995, or Seller shall have the right to terminate this Agreement.

                                ARTICLE 10

                     CONDITIONS PRECEDENT TO SELLER'S

                           OBLIGATIONS TO CLOSE

          The obligations of Seller hereunder to consummate the transactions contemplated by this Agreement are expressly subject to the satisfaction, on or prior to the Closing Date, of each of the conditions set forth below. Seller may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Seller of any other condition or of any of its rights or remedies, at law or in equity.

          10.1 Representations and Warranties. The representations and warranties of Buyer contained in this Agreement and the exhibits, schedules, certificates and other documents delivered by Buyer to Seller pursuant to the provisions of this Agreement shall be true in all material respects on and as of the Closing Date as if made on and as of the Closing Date.

          10.2 Performance of Covenants and Agreements. Buyer shall have performed in all material respects its agreements and covenants contained in this Agreement required to be performed prior to the Closing Date.

          10.3 Authority. All actions required to be taken by, or on the part of, Buyer and Buyer's Board of Directors, and Buyer's sole shareholder to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been duly and validly taken by Buyer.

          10.4 Certificates of Good Standing. Buyer shall have delivered to Seller a certificate of the Secretary of State of the State of Delaware to the effect that Buyer is a validly existing corporation in good standing under the laws of the State of Delaware.

          10.5 Counsel Opinion. Seller shall have received an opinion of Buyer's counsel in substantially the form set forth in Exhibit 10.5.

          10.6 Closing Certificate. Seller shall have received a certificate in form reasonably satisfactory to Seller executed by Buyer's President and dated as of the Closing confirming the matters set forth in Sections 10.1, 10.2 and 10.3.

                                ARTICLE 11

                         OBLIGATIONS AND COVENANTS
                         OF PARTIES AFTER CLOSING

          11.1 Equitable Relief. Buyer's obligations contained in Section 7.1, and Seller's and Buyer's obligations in Section 11.3 are of a special and unique character which gives them a peculiar value to the respective parties, and each party cannot be reasonably or adequately compensated in damages in an action at law in the event of a breach of such obligations. The parties therefore expressly agree that, in addition to any other rights or remedies which they may possess, they shall respectively be entitled to injunctive and other equitable relief in the form of preliminary and permanent injunctions without bond or other security in the event of any actual or threatened breach of said obligations by the breaching party.

          11.2 Further Assurances. Buyer and Seller agree to do such further acts and things and to execute and deliver such additional agreements and instruments as Buyer or Seller reasonably may request to consummate, evidence or confirm the agreements contained in this Agreement in the manner contemplated hereby and the transfer of the Acquisition Assets to Buyer.

          11.3 Confidentiality. (i) Subject to Section 11.3(ii), Seller shall, and shall cause its employees, attorneys, accountants, advisors and other representatives to, keep confidential and not disclose to any person or entity (other than, with appropriate undertakings of confidentiality, its employees and other representatives with a reasonable need to know such information) all Confidential Information relating to Buyer obtained by it from Buyer in preparation for, or in connection with, this Agreement or the transactions contemplated hereby, and use such information only in connection with this Agreement and such transactions. The obligations of Seller contained in this subsection 11.3(i) shall continue for a period of two years after the later of the date of this Agreement or the Closing.

          (ii) The obligations imposed by Sections 7.1 and 11.3(i) hereof shall not apply, or shall cease to apply, to any Confidential Information when, and to the extent that, such Confidential Information:

          (a) was known to the recipient prior to the receipt of the Confidential Information from the discloser thereof; or

          (b) was, or becomes through no breach of the recipient's obligations hereunder, known to the public; or

          (c) becomes known to the recipient from sources other than the discloser under circumstances not involving any breach of any confidentiality obligation known to the recipient between such source and the discloser; or

          (d) is required to be disclosed by law or applicable legal process; or

          (e) the discloser expressly consents thereto in writing.

          (iii) If the transactions contemplated by this Agreement are not consummated, then upon the request of either party, the other party shall, promptly return or destroy (at the election of the responding party) any written materials that it has received from the requesting party in connection with this Agreement or the transactions contemplated hereby, together with any copies of such materials made by it, and promptly destroy any analyses, studies or other documents prepared by such other party
with  respect  to,  or  based  upon,   such  materials  or  other
Confidential Information received from the requesting party, and shall promptly furnish the requesting party an officer's certificate confirming that such actions have been taken.

          (iv) For purposes of this Agreement, "Confidential Information" shall mean any and all information (excluding information in the public domain, except as a result of a breach by a party of this confidentiality obligation) relating to the parties which is confidential, proprietary or otherwise not generally available to the public but shall specifically exclude the negotiation process resulting in this Agreement, this Agreement and any and all information related to the operation of Seller in Quebec.

          11.4 Bulk Sales Laws. Seller and Buyer hereby waive compliance with the bulk transfer law or statute of the Province of Quebec which requires notice to or provides for the rights of creditors of Seller in connection with the sale of the assets of Seller to Buyer. Such waiver shall not be deemed to waive Buyer's rights to indemnification against liabilities of Seller that are not Assumed Obligations pursuant to Section 12.2(i).

                                ARTICLE 12

                 SURVIVAL OF REPRESENTATIONS, WARRANTIES,
                 COVENANTS AND AGREEMENTS; INDEMNIFICATION

          12.1 Survival of Representations, Warranties, Covenants and Agreements. The representations, warranties, covenants and agreements contained herein or in any exhibit, schedule, document, certificate or other instrument delivered pursuant to this Agreement shall survive the Closing and expire at 11:59 p.m. on the second anniversary of the Closing Date (the "Expiration Date"). From and after the Expiration Date, none of Seller or Buyer or any affiliate of Seller or Buyer shall be under any liability whatsoever with respect to any representation or warranty, except for claims, the existence of which any party shall have notified the other party in writing prior to the Expiration Date in the manner provided in
Section 12.2.

          12.2 Indemnification. (i) By Seller. From and after the Closing Date, Seller shall indemnify, save and hold harmless Buyer, and its employees, representatives, officers, directors and agents, from and against any and all actions, suits, claims, proceedings, demands, assessments and judgments, costs, losses, liabilities, damages, and expenses (including, without limitation, settlement costs and reasonable out-of-pocket legal or other expenses for investigating or defending any actions or threatened actions) in connection with, relating to or resulting from:

(a)  any  breach  of  any   representation  or  warranty  or  the
inaccuracy of any representation made by Seller in this Agreement or any certificates delivered pursuant to this Agreement; (b) any breach of any covenant or agreement of or made by Seller in or pursuant to this Agreement; (c) any Excluded Liability; or (d) if applicable, any failure to comply with the "bulk sales" requirements of the Province of Quebec. Notwithstanding the foregoing, Seller shall not be obligated to indemnify Buyer under this Agreement (A) for those Adverse Claims that are otherwise indemnifiable and which are: (1) disclosed to Buyer in this Agreement or the Disclosure Schedule or any Exhibit hereto, (2) accepted by Buyer according to Section 6.5, or (3) Assumed Obligations and (B) unless Buyer seeks such indemnification in good faith and on a reasonable basis.

          (ii) By Buyer. From and after the Closing, Buyer shall indemnify and save and hold harmless Seller, and its respective employees, representatives, officers, directors and agents, from and against any and all actions, suits, claims, proceedings, demands, assessments and judgments, costs, losses, liabilities, damages and expenses (including, without limitation, settlement costs and reasonable out-of-pocket legal or other expenses for investigating or defending any actions or threatened actions) in connection with, relating to or resulting from: (a) any breach of any representation or warranty or the inaccuracy of any representation made by Buyer in this Agreement or any certificates delivered pursuant to this Agreement; (b) any breach of any covenant or agreement of or made by Buyer in or pursuant to this Agreement; or (c) any Assumed Obligations. Notwithstanding the foregoing Buyer shall not be obligated to indemnify
Seller under this Agreement (A) for any actions, suits, claims, proceedings, demands, assessments or enforcement actions against Seller that are otherwise indemnifiable and which are Excluded Liabilities and (B) unless Seller seeks such indemnification in good faith and on a reasonable basis.

          (iii) Defense of Claims. If any action, suit, claim, proceeding, demand, assessment or enforcement action (collectively, "Claims") is filed against any party entitled to the benefit of indemnity hereunder, the indemnified party shall give written notice thereof to the indemnifying party as promptly as practicable (and in any event within fifteen (15) days after the service of the citation or summons); provided, however, that the failure of any indemnified party to give timely notice shall not affect the rights to indemnification hereunder except and to the extent that the indemnifying party demonstrates actual damage caused by such failure. After such notice, if the indemnifying party acknowledges in writing to the indemnified party that it is obligated under the terms of its indemnity in this Agreement, the indemnifying party, shall be entitled, if it so elects,
(a) to take control of the defense and investigation of such Claim, (b) to employ and engage attorneys of its own choice, subject to approval by the indemnified party, which approval shall not be unreasonably withheld to defend the same, at the indemnifying party's cost, risk and expense, and
(c) to compromise or settle such claim, which compromise or settlement shall be made only with the written consent of the indemnified party, such consent not to be unreasonably withheld. The indemnified party shall cooperate in all reasonable respects with the indemnifying party and its attorneys in the investigation, trial and defense of such Claim, and any appeal arising therefrom; provided, however, that the indemnified party may, at its own cost, participate in such investigation, trial and defense of such Claim, and any appeal arising therefrom; and provided further, that the indemnifying party shall have an obligation to keep the indemnified party reasonably apprised of the status of the Claim, to furnish the indemnified party with all documents and information that the indemnified party shall reasonably request in connection therewith, and to consult with the indemnified party prior to acting on major matters involved in such Claim, including settlement discussions.

          (iv) Limitations. Neither Buyer nor Seller shall be liable to the other under this section 12.2 until the aggregate amount otherwise due the party being indemnified exceeds U.S. $500,000; then the indemnifying party shall be obligated to pay such indemnification but only for what exceeds U.S. $500,000; provided, however, that this limitation shall not apply with respect to (a) indemnification arising out of a breach of a representation or warranty contained in Sections 4.11 or 4.15, (b) any Claims by any contracting party other than under an Assumed Contract for the provisions of goods or services to the Seller in the Province of Quebec, (c) any claim by a creditor based upon failure to comply with the "bulk sales" requirements of the Province of Quebec and (d) any Claim challenging the consummation of the transaction contemplated by this Agreement by or on behalf of Gilles Leger or any federal, provincial or local government or governmental agency.

          12.3 Letter of Guarantee. Buyer and Seller shall enter into a Guarantee Indemnification Agreement substantially in the form of Exhibit
12.3 attached hereto under which Buyer will provide Seller with an irrevocable letter of guarantee for an amount of US$2,000,000. The parties agree and acknowledge that the irrevocable letter of guarantee shall not be Buyer's exclusive method of receiving indemnification from Seller pursuant to this Article 12 or otherwise.

                                ARTICLE 13

                         TERMINATION OF AGREEMENT

          13.1 Termination Events. Subject to the provisions of Section 13.2, this Agreement may, by written notice given at or prior to the Closing in the manner hereinafter provided, be terminated and abandoned prior to the Closing:

          (i) By Buyer or Seller if the other party materially defaults or breaches with respect to the due and timely performance of any of its covenants, agreements and obligations contained herein, and such default cannot within a reasonable time period be cured (or after notice thereof and an opportunity of 15 calendar days thereafter to cure, has not been cured) and has not been waived;

          (ii) by mutual written consent of Buyer and Seller;

          (iii) by either Buyer or Seller if the Closing shall not have occurred on or before July 15, 1995, or such later date as may be agreed upon by the parties; or

          (iv) by Buyer in the event that the transfer fee imposed by the NHL in connection with granting its consent to the transfer to Buyer of the NHL Franchise and moving the NHL Franchise to Denver is greater than U.S.$8,000,000, payable on the terms set forth in Section 1.3(ii).

          13.2 Effect of Termination. In the event this Agreement is terminated pursuant to Section 13.1, such termination shall be without any liability or obligation by the terminating party and all further obligations of the parties hereunder shall terminate, except that the obligations set forth in Sections 7.1, 11.3 and 14.13 hereof shall survive such termination and Buyer agrees not to bring any action or make any claim against Seller if Seller terminates pursuant to Section 13.1(iii) as a result of a failure of any conditions contained in Section 8 or Section 10 hereof. Notwithstanding the foregoing, if this Agreement is terminated by Buyer as a result of Seller's failure to consummate the transactions contemplated hereby as a result of Seller's voluntary decision to retain the NHL Franchise in Quebec or sell the NHL Franchise to any other party then Seller shall pay to Buyer U.S.$4,000,000 within 20 business days after such termination which will liquidate all damages.

                       ARTICLE 14 GENERAL PROVISIONS

          14.1 Construction. (i) Words. All references in this Agreement to the singular shall include the plural where applicable, and all references to gender shall include both genders and neuter.

          (ii) Cross-References. References in this Agreement to any Article shall include all Sections, Subsections and Paragraphs in such Article; references in this Agreement to any Section shall include all Subsections and Paragraphs in such Section; and references in this Agreement to any Subsection shall include all Paragraphs in such Subsection.

          (iii) No Presumption. In interpreting any provision of this Agreement no presumption shall be drawn against the party drafting the provision.

          (iv) Headings. Article, Section and Subsection headings of this Agreement are for convenience only and are not to be construed as part of this Agreement or as defining or limiting in any way the scope or intent of the provisions hereof.

          (v) Exhibits. Exhibits and the Disclosure Schedule referred to herein are hereby incorporated into and made a part of this Agreement.

          14.2 Notices. All communications provided for hereunder shall be sufficiently given if personally served, transmitted by facsimile (telephonically confirmed) or delivered by prepaid, nationally-recognized overnight courier or by United States mail, registered or certified, return receipt requested and with postage prepaid, to the respective parties as set forth below. Notice shall be deemed given on the date of receipt.

                  To Buyer:                 COMSAT Video Enterprises, Inc.
                                            6560 Rock Spring Drive
                                            Bethesda, MD 20817
                                            Attention: President
                                            Fax: (301) 214-7120

                                            With a copy to:

                                            COMSAT Corporation
                                            6560 Rock Spring Drive
                                            Bethesda, MD 20817
                                            Attention: Vice President and
                                            General Counsel
                                            Fax: (301) 214-7128

                  To Seller:                Le Club de Hockey Les Nordiques
                                            2205, avenue du Colisee
                                            Quebebc (Quebec)

                                            G1L 4W7

                                            Attention: Marcel Aubut, president

                                            With a copy to:

                                            Aubut Chabot
                                            2, Place Quebec
                                            Bureau 600, C.P. 910
                                            Quebec (Quebec)
                                            G1R 4T4

                                Attention: Counsel of Le Club de Hockey
                                           Les Nordiques, Societe en commandite

          14.3   Counterparts.   This   Agreement   may  be   executed   in
counterparts, each of which shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.

          14.4  Governing  Law;  Jurisdiction;  Service  of  Process.  This
Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be performed wholly within the State of New York (without regard to the conflicts of laws principles thereof). Seller consents to personal jurisdiction in any action brought in any court, federal or state, within the State of New York having subject matter jurisdiction arising under this Agreement, and agrees not to contest the jurisdiction or venue of any such court on any basis. Seller consents to service of process in any action arising out of its obligations under this Agreement by registered mail to its address set forth in Section 14.2.

          14.5 Entire Agreement. The terms of this Agreement are intended by the parties as a final expression of their agreement with respect to such terms as are included in this Agreement and may not be contradicted by evidence of any prior or contemporaneous agreement.

          14.6 Modifications and Amendments. This Agreement may not be modified, changed or supplemented, nor may any obligations hereunder be waived or extensions of time for performance granted, except by written instrument signed by the party to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

          14.7 Waivers and Extensions. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof or of any other agreement or provision herein contained. No extension of time for performance of any obligations or acts shall be deemed an extension of the time for performance of any other obligations or acts.

          14.8 Attorney's Fees. Should any party institute any action or proceeding to enforce this Agreement or any provision hereof, or for damages by reason of any alleged breach of this Agreement or of any provision hereof, or for a declaration of rights hereunder, neither party in any such action or proceeding shall be entitled to receive from the other party any costs and expenses, including attorney's fees, incurred in connection with such action or proceeding.

          14.9 Time. Time shall be of the essence in the performance of each party's respective obligations under this Agreement.

          14.10 Severability. If any part of this Agreement for any reason shall be declared invalid, such decision shall not affect the validity of any remaining portion, which shall remain in full force and effect.

          14.11 Assignment. This Agreement and the rights, duties and obligations hereunder may not be assigned or delegated by any party without the prior written consent of the other party or parties; provided, however, that Buyer shall be entitled without the consent of Seller to assign its rights, but not its obligations, to another entity wholly owned by Buyer or COMSAT Corporation for purposes of consummating the transactions contemplated by this Agreement. Subject to the foregoing sentence, any assignment of rights or delegation of duties or obligations hereunder made without the written consent of the other party hereto shall be void and be of no effect.

          14.12 Successors and Assigns. This Agreement and the provisions hereof shall be binding upon each of the parties, their successors and permitted assigns.

          14.13 Expenses. Except as otherwise set forth in Section 13.2, each party hereto shall pay its own expenses incident to the negotiation and preparation of this Agreement and all other documents necessary or appropriate to consummate the transactions contemplated hereby, and shall bear its own costs and expenses incurred in closing and carrying out the transactions contemplated by this Agreement; provided, however, that to the extent that this Agreement or any other agreements contemplated by this Agreement are required by Seller to be translated into the French language, any expense related to such translation shall be borne by Seller.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written at 6:30 p.m. Eastern Daylight Savings Time.

                                                 LE CLUB DE HOCKEY
                                                 LES NORDIQUES
                                                 SOCIETE EN COMMANDITE

                                        BY:      2627-9455 QUEBEC INC.,
                                                 ITS GENERAL PARTNER

                                           By:   /s/ Marcel Aubut
                                         Name:   Marcel Aubut
                                         Title:  President

                                                COMSAT VIDEO ENTERPRISES, INC.

                                           By:   /s/ Charlie Lyons
                                         Name:   Charlie Lyons
                                         Title:  President